Exhibit 99.1 InPoint Commercial Real Estate Income, Inc. Third Quarter 2022 Results December , 2022 This sales and advertising literature is neither an offer to sell nor a solicitation of an offer to buy securities. An offering is made only by the prospectus. This literature must be read in conjunction with the prospectus in order to fully understand all of the implications and risks of the offering of securities to which the prospectus relates. A copy of the prospectus must be made available to you in connection with any offering. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the Securities and Exchange Commission, the Attorney General of the State of New York, nor any other state securities regulator has approved or disapproved of these securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense. There is no assurance that we will achieve our investment objectives. Past performance is not a guarantee of future results.

Risk Factors Consider Before Investing Investments in commercial real estate (CRE) credit and related securities (e.g., CMBS) are subject to the risks typically associated with the CRE underlying the investment, which include, but are not limited to: market risks such as local property supply and demand conditions; tenants’ inability to pay rent; tenant turnover; inflation and other increases in operating costs; adverse changes in laws and regulations; relative illiquidity of real estate investments; changing market demographics; acts of nature such as earthquakes, floods or other uninsured losses; interest rate fluctuations; and availability of financing. Investing in our common stock involves a high degree of risk. You should purchase these securities only if you can afford the complete loss of your investment. You should carefully review the “Risk Factors” section of the prospectus for a more detailed discussion. Some of the more significant risks relating to an investment in our shares include: · This is a “blind pool” offering. You will not have the opportunity to evaluate our future investments before we make them. · Since there is no public trading market for shares of our common stock, repurchase of shares by us will likely be the only way to dispose of your shares. Our share repurchase plan was suspended by our board of directors on March 24, 2020 because of the effects of the COVID-19 pandemic and was not reinstated for all stockholders until July 1, 2021. Under our share repurchase plan, stockholders who have held their shares at least one year have the opportunity to request that we repurchase their shares on a monthly basis, but we are not obligated to repurchase any shares and may choose to repurchase only some, or even none, of the shares that have been requested to be repurchased in any particular month at our discretion. In addition, repurchases are subject to available liquidity and other significant restrictions. Further, our board of directors may modify, suspend or terminate our share repurchase plan if it deems such action to be in our best interest and the best interest of our stockholders. As a result, our shares should be considered as having only limited liquidity and at times may be illiquid. · We cannot guarantee that we will make distributions, and if we do, such distributions have been and may again be funded from sources other than earnings and cash flow from operations, including, without limitation, the sale of assets, borrowings, repayment of real estate debt investments, return of capital or offering proceeds, and advances or the deferral of fees and expense reimbursements, and we have no limits on the amounts we may pay from such sources. Our earnings have not covered and may again not cover all of our distributions. The use of sources other than cash flow from operations to pay distributions, the ultimate repayment of any liabilities incurred, and paying distributions that are not covered by earnings could adversely impact our ability to pay distributions in future periods, decrease our NAV, decrease the amount of cash we have available for operations and new investments and adversely impact the value of our stockholders’ investments. 2

Risk Factors Consider Before Investing (continued) · The purchase and repurchase price for shares of our common stock are generally based on our prior month’s NAV and are not based on any public trading market. A substantial portion of our assets consists of CRE debt that is valued by our Advisor, with the assistance of the Sub-Advisor, using factors that are periodically validated by an independent third party. The valuation of our investments is inherently subjective, and our NAV may not accurately reflect the actual price at which our investments could be liquidated on any given day. · We have no employees and are dependent on the Advisor and the Sub-Advisor to conduct our operations. The Advisor and the Sub-Advisor will face conflicts of interest as a result of, among other things, the allocation of investment opportunities among us and Other Sound Point Accounts, the allocation of time of their investment professionals and the substantial fees that we pay to the Advisor and that the Advisor pays to the Sub-Advisor. · This is a “best efforts” offering. If we are not able to raise a substantial amount of capital on an ongoing basis, our ability to achieve our investment objectives could be adversely affected. · Principal and interest payments on our borrowings will reduce the amount of funds available for distribution or investment in our targeted assets. · If we fail to maintain our qualification as a REIT and no relief provisions apply, we will have to pay corporate income tax on our taxable income (which will be determined without regard to the dividends-paid deduction available to REITs) and our NAV and cash available for distribution to our stockholders could materially decrease. · The COVID-19 pandemic adversely affected the economy and our operations, including causing decreases in the fair value of the collateral underlying our investments, and may have additional adverse effects in the future. · We own the Renaissance Chicago O’Hare Suites Hotel, and for so long as we own hotels or invest in loans secured by hotels and securities collateralized by hotels, we will be exposed to the unique risks of the hospitality sector, including seasonality, volatility and the severe reduction in occupancy caused by the COVID- 19 pandemic. 3

Forward-Looking Statements This website and other communications by InPoint Commercial Real Estate Income, Inc. or its representatives may contain “forward-looking statements,” which are not statements of fact. These statements may be identified by terminology such as “hope, “may,” “can,” “would,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “plan,” “seek,” “appear,” or “believe.” Such statements reflect our current view with respect to future events and are subject to certain risks, uncertainties and assumptions related to numerous factors including, without limitation, risks related to blind pool offerings, best efforts offerings, use of short-term financing, borrower defaults, changing interest rates, the effects of the COVID-19 pandemic, particularly on hospitality and retail properties, including our hotel, and on related mortgage loans and securities, and other factors detailed under Risk Factors in our prospectus, if you are purchasing securities from us, or our most recent Form 10-K and subsequent Form 10-Qs on file with the SEC and available online at www.sec.gov or our website at https://inland-investments.com/inpoint/sec-filings. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. You should exercise caution when considering forward-looking statements and not place undue reliance on them. Should any one or more of these risks or uncertainties materialize, or should any underlying assumptions prove incorrect, actual results may vary materially from those described on the website. Except as required by federal securities laws, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances or any other reason after the date they are first made. 4

Featured Speakers Denise Kramer, CFA Don MacKinnon Matt Donnelly SVP, Investment Product Research Portfolio Manager Head of Capital Markets Inland Securities Corporation Sound Point Capital Management, LP Sound Point Capital Management, LP 5

Portfolio Highlights Q3 2022 st Average Investment Range of Investment Historical 1 Mortgage 1 Portfolio Size 1 Balance Balances Loan Payoffs $833M $19.4M $6-$47.7M 23 Loans 3 Average Leverage Ratio st st 1 Mortgage Weighted Historical 1 Mortgage 1 Investments 2 70.5% Avg. Years to Maturity Loan Payoff Amount Weighted average of loan-to-value 43 at origination based on current 1.56 Years $398M loan balance 1 Portfolio size is based on the unpaid principal balance of our debt investments and the fair value of our real estate owned (REO) in each case as of September 30, 2022. Portfolio size, average investment balance and number of investments include our REO. 2 1st mortgage weighted average years to maturity based on current loan balance as of September 30, 2022 and the maturity date assuming no options to extend are exercised. See our Form 10-K or 10-Q most recently filed with the SEC for maximum maturities assuming all extensions are exercised. 3 Weighted average of the loan to values at origination, based on current loan balance as of September 30, 2022. 6

Q3 2022 Portfolio Highlights Loans by Floating vs. Fixed Rate 2% Fixed Rate 98% Floating Rate Based on the par value of loan investments as of September 30, 2022. Subject to change without notice. *The senior position does not protect against default, and losses may still occur. Past performance is not a guarantee of future results, and there is no assurance that we will achieve our investment objectives. 7

Q3 2022 Portfolio Highlights Investments by Type 2% 2% Credit Loans REO 96% st st 1 1Mortg Mora tga gege Loans Investments by type are based on the par value of loan investments and the fair value of REO as of September 30, 2022. Subject to change without notice. First mortgage loans finance commercial real estate properties and are loans that generally have the highest priority lien among the loans in a foreclosure proceeding on the collateral securing the loan. The senior position does not protect against default, and losses may still occur. Credit loans, also called mezzanine loans, are secured by one or more direct or indirect ownership interests in an entity that directly or indirectly owns real estate. REO, which stands for “real estate owned,” represents real estate we have acquired through foreclosure, deed-in-lieu of foreclosure, or 8 purchase.

Q3 2022 Portfolio Highlights Loans by Region 1% Great 3% New Lakes 5.0% England 5% Plains 10% 26% Mid-Atlantic Southwest 17% West 38% Southeast Based on the par value of loan investments as of September 30, 2022. Subject to change without notice. 9

Q3 2022 Portfolio Highlights Loans by Property Type 2% Hospitality 7% Industrial 5% Mixed Use 5% Retail 25% Office 56% Multifamily Based on the par value of loan investments as of September 30, 2022. Subject to change without notice. 10

New Origination Highlight Recent Loan Origination Alcove Garner Apartments, Garner, NC The Loan: $27 million initial funding and future funding of $1.06 million for a total loan commitment of $28.06 million Loan Terms: 1-month SOFR + 3.90%, 3 years + two 1-year extension options The Property: 170-unit multifamily property located in Garner, NC Occupancy: 91.8% as of August 2022 Location: Located in the Raleigh, NC MSA The Borrower: Commercial real estate firm that focuses on acquiring, renovating, and managing undervalued properties across TX, NC and SC. Property Highlights: Built in 2014, the property has been well-maintained with occupancy in the high 90% range over the last few years but is facing competition from new construction. Business plan focuses on renovation of 59% of the total 170 units and enhancement of the common area amenities. 11

SOFR Forward Curve 1-Month Term SOFR Forward Curve 12 Source: https://www.chathamfinancial.com/technology/us-forward-curves Data available upon request.

Capital Markets Update • Transitional loans are pricing ~100bps wider than last year • LTVs are decreasing on new originations and borrower extensions • 1‐month Term SOFR ~4% after four consecutive 75bps increases in the Fed funds rate • Economic overview o Inflation numbers starting to ease o Potential for a 50bps increase by the Source: WSJ – Fed’s Aggressive Rate Hikes Are a Game Changer Fed in December 13

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